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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                      ------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) August 13, 2004


                             SENTIGEN HOLDING CORP.
             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                   0-18700                13-3570672
  -------------------------    --------------------    ---------------------
      (State or Other        (Commission File Number)    (I.R.S. Employer
      Jurisdiction of                                  Identification Number)
       Incorporation
      or Organization)



                               580 Marshall Street
                         Phillipsburg, New Jersey 08865
                                 (908) 387-1673

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   (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                    Registrant's Principal Executive Offices)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibit 99.1 Sentigen Holding Corp. press release, dated August 13, 2004.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On August 13, 2004, Sentigen Holding Corp. reported its financial results for the quarter ended June 30, 2004. A copy of this press release is furnished as Exhibit 99.1 to this report on Form 8-K.

     This information is being furnished pursuant to Item 12 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Act of 1934, as amended ("the Exchange Act"), or otherwise subject to the liabilities of that Section, and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

      (All other items on this report are inapplicable.)


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date: August 13, 2004

         SENTIGEN HOLDING CORP.

         /s/ Fredrick B. Rolff
         -------------------------------
         Chief Financial Officer
         (Principal Accounting and Financial Officer)




                                  EXHIBIT INDEX

     99.1  Sentigen Holding Corp. press release, dated August 13, 2004.